UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2/24/2014

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado

(Address of principal executive offices, including zip code)

(303)-792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective February 24, 2014, Innospec Inc. (the “Company”) entered into indemnification agreements with each of the current directors and executive officers of the Company (collectively, the “Indemnitees”). The indemnification agreements clarify and supplement and are in furtherance of the indemnification provisions contained in the Company’s certificate of incorporation and by-laws, which indemnify the directors and officers of the Company to the fullest extent authorized or permitted by law. The indemnification agreements were entered into in part to provide contractual assurance that the protection promised by the Company’s certificate of incorporation and by-laws will be available.

The indemnification agreements provide for indemnification arising out of specified indemnifiable events, whether occurring before or after the date of the agreement, such as events relating to the fact that the Indemnitee is or was a director or officer or agent of the Company or any subsidiary of the Company or is or was a director, officer member, manager, trustee or agent of another entity at the request of the Company, including any action or inaction by the Indemnitee in such a capacity. The indemnification agreements provide for advancement of expenses prior to final adjudication of the claim. To the extent that indemnification is unavailable, the agreements provide for contribution. The indemnification agreements set forth procedures relating to indemnification claims. The agreements also provide for maintenance of directors’ and officers’ liability insurance.

The description of the indemnification agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the applicable form of indemnification agreement between the Company and each of the Indemnitees, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement for individual who is an officer

10.2	Form of Indemnification Agreement for individual who is a director

10.3	Form of Indemnification Agreement for individual who is an officer and director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: February 27, 2014	By:	/s/ DAVID E. WILLIAMS
David E. Williams VP, General Counsel and CCO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement for individual who is an officer

10.2	Form of Indemnification Agreement for individual who is a director

10.3	Form of Indemnification Agreement for individual who is an officer and director

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